Constellation Energy Partners LLC 2012 Drilling Update July 2012 Exhibit 99.1

Forward-looking Statements Disclaimer
This presentation contains forward–looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about:  the volatility of realized oil and natural gas prices; the conditions of the capital markets, inflation, interest rates, availability of a credit facility to support business requirements, liquidity, and general economic and political conditions; the discovery, estimation, development and replacement of oil and natural gas reserves; our business, financial, and operational strategy; our drilling locations; technology; our cash flow, liquidity and financial position; the ability to extend or refinance our reserve-based credit facility; the level of our borrowing base under our reserve-
based credit facility; the resumption or amount of our cash distributions; our hedging program and our derivative positions; our production volumes; our lease operating expenses, general and administrative costs and finding and development costs; the availability of drilling and production equipment, labor and other services; our future operating results; our prospect development and property acquisitions; the marketing of oil and natural gas; competition in the oil and natural gas industry; the impact of the current global credit and economic environment; the impact of weather and the occurrence of natural disasters such as fires, floods, hurricanes, tornados, earthquakes, snow and ice storms and other catastrophic events and natural disasters; governmental regulation, including environmental regulation, and taxation of the oil and natural gas industry; developments in oil-producing and natural gas producing countries; lack of support from a sponsor or a change in sponsor; and our strategic plans, objectives, expectations, forecasts, budgets, estimates and intentions for future operations.  In some cases, forward–looking statements can be identified by terminology such as “may,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,”
“estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.
The forward–looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate.  Management cautions all readers that the forward–looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward–looking events and circumstances will occur.  Actual results may differ materially from those anticipated or implied in the forward–looking statements due to factors listed in the “Risk Factors” section in our SEC filings and elsewhere in those filings.  All forward–looking statements speak only as of the date of this presentation. We do not intend to publicly update or revise any forward–looking statements as a result of new information, future events or otherwise.  These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

*
Excludes hedge settlements, gains (losses) on mark-to-market activities, and other revenue
Continuing Focus on Oil Opportunities
•
Since late 2010, our capital program has been focused on the oil potential we see in our existing asset base and our most capital efficient recompletion opportunities
•
As a result of this focus, oil has become an increasingly important part of our production mix, and our oil reserves nearly doubled from 2010 to 2011
•
The company forecasts capital spending of between $15.0 million and $19.0 million in
2012
•
We forecast that oil will account for about 7% of our production mix and about 33% of our sales revenue in 2012
*

4 Path to Increased Oil Production Investment in the Central Kansas Uplift Focus on oil opportunities begins Drilling curtailed

• Significant footprint in the Cherokee Basin
• Approximately 725,000 net acres
• More than 2,250 net producing wells
• Among the largest natural gas producers in the basin
• Largest concession in Osage County
• Term extends through 2020
• Grants us exclusive coalbed methane and shale rights on over 560,000 acres
• Current production encompasses 80,000 acres held by production, which includes
24,000 acres held by production that extend to all rights, all depths
• Overlapping concessions are subject to rights granted under our concession
• Existing infrastructure (gas gathering, water handling facilities)  supports further growth in Mid-Continent
• Infill and step-out opportunities, which facilitate lower-cost exploitation
• Drilling inventory of conventional oil and gas add-on opportunities which include horizontal and Mississippian potential
Relative Advantage in Mid-Continent

6 Footprint in the Cherokee Basin

2012 Drilling Program

Total Program At June 30, 2012
Capital Expenditures $6.9 MM
Net Wells and Recompletions 48
Daily Average Oil Production (June 2012) 146 Bbls
Daily Average Gas Production (June 2012) 228 Mcf
Capital Efficiency $37,356 / boepd
•
Drilling and recompletion activity is currently focused on oil potential in CEP’s existing asset base in the Cherokee Basin, with plans primarily targeting production from the
Bartlesville, Skinner, Red Fork, Burgess and Mississippian zones
•
Activity also targets the Mississippian trend, where the company is currently completing four of 18 vertical wells planned during 2012 in the Bulldog, Bull Creek,
Bluestem, Queen Anne, Coshehe, and Sand Creek projects in Osage County
•
Well costs are generally expected to range between $175,000 and $375,000 each depending on depth and completion zones, with a 20% rate of return possible at prices that range between $40/Bbl and $70/Bbl, respectively
•
The following table summarizes program results for the net wells and recompletions completed during the six months ended June 30, 2012:

Oil Type Curve 19 10 100 1,000 0 12 24 36 48 60 Month Type Well Average Well Performance from 2011 Drilling Program IP 12.7 Bopd EUR 12 Mbo 8

Appendix

Black Warrior Basin Cherokee Basin Other Basins
• Proved reserves: 90 Bcfe
-
Proved developed as a % of total proved:  88%
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100% natural gas
• Net producing wells: 507
• Net acres: over 43,000
• Average working interest:  100%
• Average net revenue interest: 75%
• Pricing: SONAT Inside FERC
• Proved reserves: 136 Bcfe
-
Proved developed as a % of total proved: 60%
-
Natural gas:  131 Bcfe (96%)
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Oil:  860 MBbl  (4%)
• Net producing wells: 2,261
• Net acres: over 725,000
• Average working interest: 100% operated,
50% non-operated
• Average net revenue interest: 80% operated,
40% non-operated
• Pricing: ONEOK, Southern Star, CEGT East, NGP
MidCon, PEPL
• Proved reserves: ~ 6.3 Bcfe
-
Proved developed as a % of total proved:  99%
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Natural gas:  5.8 Bcfe (92%)
-
Oil:  83 MBbl (8%)
• Net producing wells: 17
• Net Acres: over 1,000
• Non-operated
• Average working interest: 14%
• Average net revenue interest: 11%
• Pricing: CEGT East (Woodford Shale);
WTI (Central Kansas Uplift)

Portfolio Summary
Portfolio
• Total reserves: 528 Bcfe
• Production Mix:  95% natural gas; 5% oil
• Daily net production: Approximately 35.3 MMcfe
• Decline rate: 13% to 15%, natural gas; 10% to 50%, oil
• Net producing wells: 2,785
• Net acres: Over 769,000
• Spacing: 40, 80, 160 acre
• Well costs: $170,000 to $500,000
• Recompletion costs: $45,000 to $65,000
• Initial daily production rates (for natural gas wells, after dewatering):
• Dewatering:  3 to 6 months, natural gas wells
• Days to drill:  2 to 3 days
• Days to complete:  2 to 6 days
• Hook up to flow:  60 to 90 days, natural gas wells; 30 to 60 days, oil wells
• Well depths:  500 to 4,900 feet
Statistics as of December 31, 2011; reserve values are estimates based on forward prices on December 31, 2011; numbers may not add due to rounding
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Vertical – 40 to 75 Mcfe, natural gas wells; 1 to 40 Bbl, oil wells
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Horizontal – 70 to 100 Mcfe, natural gas wells
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Recompletions – 10 to 20 Mcfe, natural gas wells; 1 to 15 Bbl, oil wells
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Proved reserves:  232 Bcfe (227 Bcfe natural gas; 943 MBbl oil)
Proved developed as a % of total proved reserves: 72%
Proved reserve to production ratio: 18.0 years
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Probable reserves:  159 Bcfe (158 Bcfe natural gas; 275 MBbl oil)
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Possible reserves:  137 Bcfe (100% natural gas)